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                                                                   EXHIBIT 10.23


              FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
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                       OF HOB MARINA CITY PARTNERS, L.P.
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     This First Amendment of Limited Partnership ("First Amendment") is entered into as of the 20th day of December, 1996, by and among HOB Marina City, Inc., a Delaware corporation, as General Partner, and Marks Theater Investment, L.L.C., an Illinois limited liability company ("Marks"), the successor-in-interest to Niki Development, Corp., an Illinois corporation ("Niki"), Platinum Blues Chicago, L.L.C., an Illinois limited liability company ("Platinum") and HOB Chicago, Inc., a Delaware corporation ("HOB") as Limited Partners.

     For and in consideration of one and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby recite and agree as follows:

     1.  Recitals.
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          (a) Partnership Agreement.   The parties hereto formed a partnership
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pursuant to Agreement of Limited Partnership of HOB Marina City Partners, L.P.
("Partnership Agreement") dated as of January 29, 1996.

          (b) Definitions.   The capitalized terms contained in this First
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Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to them in the Partnership Agreement. All references in the Partnership Agreement to Niki shall be deemed to refer to Marks.

          (c) Amendment.  The parties have agreed to amend the Partnership
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Agreement as hereinafter set forth, and are entering into this First Amendment to effectuate such amendments.

     2.  Contributions and Liabilities.  Article III of the Partnership
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Agreement is hereby amended to delete Sections 3.1 and 3.2 and to substitute the
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following new Sections 3.1 and 3.2 therefor:
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     Section 3.1  General Partner's Contributions, Liabilities, Construction and
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     Loans.
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               (a) Contributions.   The General Partner has contributed in cash
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     to the Partnership the sum of $700,000.00, which amount constitutes the initial Capital Contribution of the General Partner to the Partnership.

          (b) Construction Loan.  The General Partner has loaned, or caused an
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Affiliate to have loaned, to the Partnership up to $9,000,000.00 ("Construction
Loan") for purposes of the construction of improvements to the Leased Premises, the amount of the Construction Loan being hereby approved by the Partners. The Partners hereby authorize the General Partner to consummate a loan with SunAmerica Life Insurance Company or another lender reasonably acceptable to the General Partner ("New Loan") to refinance and pay off all amounts owed to the General Partner or its Affiliate in connection with the Construction Loan, the New Loan to be substantially on the terms and provisions set forth on Schedule B
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hereto and otherwise as the General Partner deems reasonable.  Any excess proceeds from the New Loan remaining after payment in full of the Construction Loan shall be used by the General Partner to pay construction costs incurred by the Partnership in connection with the Leased Premises. From and after the funding of the New Loan, all references in the Partnership Agreement to the Construction Loan shall be deemed to refer to the New Loan, and any future
refinancing thereof.   The New Loan and any refinance of the New Loan shall be
non-recourse to the Limited Partners.   The General Partner shall document all
improvements to the Leased Premises funded by Landlord's Contribution as defined in the Lease and permit the Limited Partners and their agents to inspect all supporting documentation in connection with the improvements funded by the New
Loan.   The General Partner shall have the right to further refinance, renew or extend the New Loan without the consent of the Partners so long as the monthly debt service is based upon an amortization term of the principal of no greater than twenty (20) years; it provides for the full payment of current interest (i.e., no accruals); and all other fees, charges and required payments which are scheduled and payable prior to maturity in connection therewith do not exceed the monthly Minimum Rent payments and other payment obligations with respect to insurance and

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taxes due by the Tenant under the Lease. In the event of a forfeiture of the interest of the General Partner and HOB in the Partnership pursuant to Sections
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9.1(c) and 9.5 below at any time during which the New Loan is outstanding to the
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General Partner or its Affiliate, the General Partner and HOB shall cause the payment terms and maturity date of the New Loan to be modified or extended, if necessary, to allow for the New Loan to be fully amortized at its then stated interest rate in monthly payments of principal and interest based upon the Minimum Rent due and payable under the Lease immediately preceding its termination.

          The Partners acknowledge that the New Loan requires that the monthly Minimum Rent currently payable by HOB as the Tenant under the Lease ("Base Rent") be increased to an amount equal to 1.25 multiplied times the monthly payments owed under the New Loan, the amount by which the monthly Minimum Rent required by the New Loan exceeds Base Rent being referred to herein as "Rental Excess". The Partners hereby authorize the General Partner to modify the Lease to increase the Tenant's monthly Minimum Rent as required by the New Loan (provided that Percentage Rent shall continue to be calculated based upon the amount by which Gross Sales exceed the Base Rent), and further authorize the General Partner to pay or cause the holder of the New Loan to pay to HOB or an Affiliate of HOB as a guaranty fee the amount, if any, by which the Rental Excess exceeds the Percentage Rent payable under the Lease; such guaranty fee to be consideration payable to HOB or its Affiliate to induce it to execute any or all guaranties required of them by the New Loan.

     Section 3.2  Initial and Subsequent Mandatory Contributions of the Limited
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Partners.  The Limited Partners shall contribute the following property and/or
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cash to the Partnership at the times hereinafter specified:

          (a) Marks Contribution.  Marks has caused Niki to convey the Leased
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Premises to the Partnership by Special Warranty Deed, free and clear of any and all liens, encumbrances, conditions, restrictions or easements, other than (x) the RDOEA; (y) the Lease; and (z) such other easements or encroachments as HOB shall have approved pursuant to the Lease, in full satisfaction of Marks, obligations to contribute the Leased Premises pursuant to the Partnership Agreement. Marks has also caused Niki to provide the Partnership with an owners title policy insuring good and marketable fee simple title in the Partnership subject to no exceptions other than those set forth in clauses (x), (y) and (z) above in the face amount of $5,000,000.00. For purposes of this Partnership, the value of the Marks Capital Contribution pursuant to this paragraph shall be deemed to equal $5,000,000.00 and Marks has received credit to its Capital Account in such amount.

     (b) Platinum Contribution.  Platinum has contributed to the Partnership the
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cash sum of $5,000,000.00,  and shall contribute an additional $1,000,000.00 in cash contemporaneously with its execution of this First Amendment, which amounts constitute Platinum's initial Capital Contribution to the Partnership.

          (c) HOB Contribution.  HOB has contributed to the Partnership the cash
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sum of $6,300,000.00, which amount constitutes HOB's initial Capital
Contribution to the Partnership.

          Except for the Limited Partners' initial Capital Contributions as described above, the Limited Partners shall not be required to make any additional contributions to the Partnership and the Limited Partners shall not be personally liable for any of the debts and obligations of the Partnership.

     Schedule A of the Partnership Agreement is hereby deleted and Schedule A
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attached hereto is hereby substituted therefor.

     3.    Distributions of Net Cash Flow.  Section 4.1 of the Partnership is
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hereby amended to delete all but the first sentence thereof; it being acknowledged by the Partners that HOB has satisfied its obligations with respect to the opening of Tenant's business; and that the Partners have, for purposes of distributions of Net Cash Flow, waived the obligations of marks with respect to the completion of improvements to the Common Areas and Commercial Areas of the Project, the opening of two restaurants in the Project and the completion and opening of a hotel within the Project.

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     4.  Various Additional Rights of Partners.  Section 12.1 of the Partnership
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Agreement is hereby modified to delete any and all references therein to Marks and/or Niki, so that Section 12.1 shall only apply to Platinum; and Marks hereby
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waives and releases any and all rights it had under the Partnership Agreement to put its Limited Partnership Interest to the General Partner. This modification shall not, however, waive or otherwise affect the General Partner's option to purchase the interest of Marks in the Partnership pursuant to Section 12.2 of
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the Partnership Agreement.

     5.  A new Section 12.4 is hereby added to the Partnership to provide as
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follows:

          Section 12.4    Third-Party Offers.
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In the event that at any time following the date that the General Partner acquires the Limited Partnership interest of Platinum pursuant to Section 12.1
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or 12.2 above, the Partnership receives a bona fide offer from a third party who
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is not an Affiliate of the General Partner or the Limited Partners and who is
not a Competitor of HOB (as hereinafter defined) as Tenant under the Lease, for the purchase of all of the Leased Premises for a cash amount that is at least equal to the difference between $25,000,000.00 [being (i) the sum of $5,000,000.00 plus $22,000,000.00 (representing the agreed amount for purposes of this Section 12.4 of the total cost of construction of improvements to the Leased Premises by the Partnership and the Tenant, including both hard and soft costs in connection therewith), and (ii) $2,000,000.001 ("Offer"), which offer one Limited Partner desires to accept ("Accepting Party") and the other Limited Partner desires to decline ("Declining Party"), the Accepting Party shall give written notice to the Declining Party setting out the full details of such offer, which notice, among other things, shall specify the name of the party submitting the Offer, the cash price to be paid as well as any and all other consideration being received or paid in connection with such proposed transaction, as well as all other material terms, conditions and details of such Offer. In order to qualify, the Offer must be for cash only (less the amount of any existing assumable mortgage indebtedness of the Partnership, if any, that the offeror agrees to assume) and include an earnest money deposit of at least two percent (2%) of the sales price.

Upon receipt of the Offer Notice, the Declining Party shall have the exclusive right and option, exercisable by written notice to the Accepting Party and the Partnership ("Exercise Notice") at any time during a period of thirty (30) days following the date the Declining Party receives the Offer Notice, to purchase the Leased Premises from the Partnership at the same price and on the same terms and conditions as are included in the offer, but excluding any real estate commission specified therein, but with the closing period as hereinafter specified. The Exercise Notice shall include an earnest money deposit payable to a title company in Chicago, Illinois, as escrow agent, in the amount of ten percent (10%) of the purchase price to be paid by the Declining Party. If the Declining Party exercises its option as set forth above, the sale of the Leased Premises to the Declining Party shall be closed within ninety (90) days following the Declining Party's exercise of the option to purchase the Leased Premises, and the earnest money deposited by the Declining Party shall be applied to the purchase price. If the Declining Party does not elect to exercise the option, the Declining Party shall be deemed to have consented to the sale of the Leased Premises pursuant to the offer and shall join with the Accepting Party and the General Partner in causing the Partnership to sell the Leased Premises pursuant to the Offer, which sale shall be completed strictly upon the terms, conditions and provisions set forth in the offer. If the Declining Party delivers the Exercise Notice but thereafter fails to close its purchase of the Leased Premises, the Accepting Party may cancel the Exercise Notice and receive the earnest money deposited by the Declining Party with the Exercise Notice as liquidated damages, and (ii) cause the Partnership and the General Partner to enter into and close on behalf of the Partnership the sale of the Leased Premises to the third party submitting the offer in accordance with the terms and provisions of the Offer, and the Declining Party hereby designates the Accepting Party as agent for the Partnership in performing such acts and executing such documents as may be reasonably necessary to consummate such sale in accordance with the offer without the further consent or execution of documents by the Declining Party. Notwithstanding anything to the contrary set forth in this Agreement related to the priorities of distributions of Net Cash Flow or net proceeds from sale of the Leased Premises among the Partners, upon any sale of the Leased Premises pursuant to this Section 12.4, the Net Cash Flow
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or net proceeds resulting therefrom (after payment and discharge of all of the
Partnership's debts and liabilities and the establishment of reasonable reserves for any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership) shall

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be distributed first to Marks in the amount of its Capital Contributions to the
Partnership, second to the General Partner and HOB in the amount of their Capital Contributions, and then to the Partners in accordance with their Percentage Interests. For purposes hereof, a "Competitor of HOB11 shall mean any person or entity providing merchandise, food, drink, multi-media and/or live pre-recorded entertainment in connection with a "theme oriented" venue such as "Hard Rock Cafe", "Planet Hollywood", "Harley-Davidson Cafe", "Mo Town Cafe", "Billboard Cafe", and similar operations.

     5.  Counterparts.  This First Amendment may be executed in multiple
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counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     6.  Other Terms.  Except as specifically modified hereby, all other terms,
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conditions and provisions of the Partnership Agreement shall remain in full force and effect as of the date thereof.

     7.  Binding Effect.  This agreement shall be binding upon and inure to the
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benefit of the parties hereto and their respective successors and assigns.

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                              GENERAL PARTNER:

                              HOB MARINA CITY, INC., a Delaware corporation


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                              LIMITED PARTNERS:

                              MARKS THEATER INVESTMENT, L.L.C.,
                              an Illinois limited liability company


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                              PLATINUM BLUES CHICAGO, L.L.C., an
                              Illinois limited liability company


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                              HOB CHICAGO, INC., a Delaware corporation


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

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